Alliance
World Dollar
Government
Fund II

Semi-Annual Report
September 30, 1995



LETTER TO SHAREHOLDERS           ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

November 3, 1995

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. The rally was supported by a slower U.S. economy, restrained inflationary pressures and a shift in Federal Reserve monetary policy. Outside the U.S., emerging market and other foreign debt prices also rose sharply as positive developments in Mexico and Argentina encouraged foreign investors.

FUND PERFORMANCE
Alliance World Dollar Government Fund II (New York Stock Exchange symbol:
'AWF') benefited significantly from the recent bond market gains. For the six months ended September 30, 1995, the Fund posted a total return of +25.62% on a net asset value basis. Over the same period, the unmanaged J.P. Morgan Emerging Markets Bond Index returned +30.16%. Twelve-month performance was restrained by the difficult market conditions that existed in late 1994 and early 1995; AWF's total return was +2.90% on a net asset value basis, compared with the Index's return of +6.04%. The Fund declared dividends totaling $0.71 per share during the previous six months, or $0.1186 per month.

ECONOMIC REVIEW
While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. For the quarter, gross domestic product rose 4.2%, up from 1.3% in the second quarter. Growth in consumer spending, excluding housing, was moderate. For economic growth to continue, consumer spending, which represents two-thirds of the U.S. economy, must increase from its third quarter pace of 0.7%. Currently, support for higher consumer spending remains weak. Real disposable income has risen very modestly in 1995 and personal debt levels continue to escalate.

Despite the strong third quarter growth, concerns regarding inflation have largely subsided. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The favorable inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to cut interest rates in the months ahead.

BOND MARKET REVIEW
Since we last reported, the U.S. bond market continued to post significant gains across nearly all fixed income sectors. The rally was fueled largely by the aforementioned economic developments. Investment grade and high yield corporate securities offered the highest total return (income plus price appreciation). Treasury and mortgage obligations also performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined.

Outside the U.S., emerging market and other foreign debt prices have rebounded sharply since March. The rebound is due, in part, to the favorable U.S. interest rate environment and some improvement in the Mexican and Argentine economic outlook.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will moderate in the fourth quarter, to an annual growth rate of approximately 2.7%. This projected growth rate is not expected to add significantly to inflationary pressures, and if our forecast proves correct the result should be further gains in U.S. bond prices.

Brazil and Poland may offer good investment opportunities in emerging markets over the next six months. It is our expectation that Brazilian debt will outperform obligations of other Latin American countries as a result of improving economic conditions and a possible debt buy-back program that would help boost bond prices over the near term. Similarly, Polish debt obligations should outperform other non-Latin debt as the country continues its impressive economic growth.


1



                                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

We continue to believe that AWF's strategy will provide superior relative investment results for long-term shareholders. We appreciate your continued investment in the Fund and look forward to reporting to you again in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995 (UNAUDITED)   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                         PRINCIPAL
                                           AMOUNT
                                            (000)         U.S. $ VALUE
----------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS - 83.8%
COLLATERALIZED BRADY BONDS* - 43.5%
ARGENTINA - 7.6%
Republic of Argentina
  Euro Par Bond VRN
  5.00%, 3/31/23
  (cost $61,013,661)                      $127,250         $61,835,229

BRAZIL - 11.4%
Republic of Brazil
  Series YL3 Par Bonds VRN
  4.25%, 4/15/24                            15,000           7,303,125
  Series YL4 Par Bonds VRN
  4.25%, 4/15/24                           175,500          85,446,562

Total Brazilian Securities
  (cost $87,495,683)                                        92,749,687

BULGARIA - 1.8%
Republic of Bulgaria
  Discount Bonds FRN
  6.75%, 7/28/24
  (cost $12,606,385)                        28,000          14,280,000

ECUADOR - 6.1%
Republic of Ecuador
  Discount Bonds FRN
  6.812%, 2/28/25                           77,500          38,265,625
  Par Bonds
  3.00%, 2/28/25                            34,000          11,113,750

Total Ecuadorian Securities
  (cost $48,918,407)                                        49,379,375

JORDAN - 0.7%
National Government of Jordan
  Euro Par Bonds VRN
  4.00%, 12/23/23
  (cost $5,302,904)                         12,400           5,549,000

MEXICO - 2.4%
United Mexican States
  Euro Par Bonds Series B
  6.25%, 12/31/19
  (cost $17,775,356)                        31,250          19,042,969

NIGERIA - 5.5%
Central Bank of Nigeria
  Par Bonds VRN
  6.25%, 11/15/20
  (cost $43,845,922)                       100,000          44,875,000

PHILLIPINES - 4.8%
Central Bank of the Phillipines
  Par Bonds VRN
  5.75%, 12/01/17
  (cost $39,014,273)                        52,750          39,150,391

POLAND - 0.4%
Republic of Poland
  Discount Bonds FRN
  7.125%, 10/27/24
  (cost $3,050,789)                          4,000           3,097,500

VENEZUELA - 2.8%
Republic of Venezuela
  Par Bonds
  Series W-A
  6.75%, 3/31/20
  (cost $21,831,681)                        45,000          23,090,625
Total Collateralized Brady Bonds
  (cost $340,855,061)                                      353,049,776


3



PORTFOLIO OF INVESTMENTS (CONT.)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                         PRINCIPAL
                                           AMOUNT
                                            (000)         U.S. $ VALUE
----------------------------------------------------------------------

NON-COLLATERALIZED BRADY BONDS - 27.0%
ARGENTINA - 2.8%
Republic of Argentina FRB
  6.8125%, 3/31/05
  (cost $22,170,000)                     $  36,000         $22,410,000

BRAZIL - 2.6%
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14(a)
  (cost $19,725,806)                        39,535          21,064,948

BULGARIA - 4.6%
Republic of Bulgaria
  IAB FRN
  6.75%, 7/28/11
  (cost $34,189,167)                        83,000          37,427,605

ECUADOR - 1.4%
Republic of Ecuador
  PDI Bonds FRN
  6.8125%, 2/27/15(h)(c)                    28,371           8,794,934
  IE Bonds FRN
  6.75%, 12/21/04                            5,379           3,173,654

Total Ecuadorian Securities
  (cost $13,410,770)                                        11,968,588

POLAND - 8.8%
Republic of Poland
  PDI Bonds VRN
  3.25%, 10/27/14
  (cost $63,260,585)                       112,750          71,419,796

VENEZUELA - 6.8%
Republic of Venezuela
  DCB FRN
  6.8125%, 12/18/07
  (cost $54,487,555)                      $108,500         $54,894,219

Total Non-Collateralized Brady Bonds
  (cost $207,243,883)                                      219,185,156

LOAN PARTICIPATIONS & ASSIGNMENTS - 7.0%
MOROCCO - 5.8%
Kingdom of Morocco
  Loan Participation FRN
  6.6875%, 1/01/09
  (cost $49,220,078)                        75,000          46,898,250

RUSSIA - 1.2%
Vneshekonombank
  Loan Assignment(b)
  (cost $9,553,125)                         30,000           9,843,750

Total Loan Participations & Assignments
  (cost $58,773,203)                                        56,742,000

OTHER SOVEREIGN DEBT-RELATED - 6.3%
Bayerische Landesbank
  Spread Notes
  U.S. Treasury Bond
  6.25%, 8/15/23 vs Brazil
  Par Bonds 4.00%, 4/15/24
  9.125%, 10/13/95(e)                        4,500           4,408,200


4



                                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                         PRINCIPAL
                                           AMOUNT
                                            (000)         U.S. $ VALUE
----------------------------------------------------------------------
Morgan Guaranty Trust Co
  Index Notes(f)
  Indexed to Ivory Coast
    Restructured Loan Assignment
    9.00%, 12/19/95                       $  7,434          $7,832,164
  Indexed to Ivory Coast
    Unrestructured Loan Assignment
    9.00%, 12/19/95                          6,117           6,054,847
  Indexed to Russian
    Vneshekonombank Loan Assignment
    10.00%, 1/23/96                         30,250          32,941,861
Total Other Sovereign Debt-Related
  (cost $48,300,689)                                        51,237,072
Total Sovereign Debt Obligations
  (cost $655,172,836)                                      680,214,004

CORPORATE DEBT OBLIGATIONS - 14.6%
Algoma Steel, Inc.
  12.375%, 7/15/05                          12,000          11,040,000
GNF Corp.
  10.625%, 4/01/03                           4,000           3,500,000
HMH Properties, Inc.
  9.50%, 5/15/05(g)                         10,000           9,850,000
In Flight Phone Corp.
  14.00%, 5/15/02(d)(g)                      5,000           2,025,000
IXC Communications, Inc.
  Series A
  12.50%, 10/01/05(g)(i)                   $ 7,000          $6,886,250
Mesa Capital Corp.
  12.75%, 6/30/98(d)                        10,750           9,997,500
Monarch Acquisition
  12.50%, 7/01/03(g)                         4,000           4,080,000
Nextel Communications
  9.75%, 8/15/04(d)                         20,000           9,900,000
NS Group, Inc.
  13.50%, 7/15/03                            3,000           2,880,000
Pegasus Media & Communications
  12.50%, 7/01/05(g)                         5,000           5,100,000
Revlon Worldwide
  Zero coupon, 3/15/98                      13,500           9,922,500
Sinclair Broadcast Group
  10.00%, 9/30/05                            6,000           6,135,000
Telewest Communications
  9.625%, 10/01/06                           5,500           5,524,062
  11.00%, 10/01/07(d)                       14,000           8,277,500
Terra Industries
  10.50%, 6/15/05                            7,000           7,385,000
TransTexas Gas Corp.
  11.50%, 6/15/02                            3,000           3,150,000
Trump Taj Mahal
  11.35%, 11/15/99                          10,000           8,518,100
WRT Energy Corp.
  13.875%, 3/01/02                           4,700           4,136,000
Total Corporate Debt Obligations
  (cost $119,752,736)                                      118,306,912


5

PORTFOLIO OF INVESTMENTS (CONT.)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                        SHARES, OR
                                         PRINCIPAL
                                           AMOUNT
                                            (000)         U.S. $ VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 6.4%
U.S. Treasury Stripped Bond
  Zero coupon, 8/15/20
  (cost $50,381,408)                      $280,000         $52,066,280

COMMON STOCK - 0.0%
Transamerican Refining Corp.
  warrants, expiring 2/15/02
  (cost $726)                                  264                 924

PREFERRED STOCK - 1.0%
Prime Retail Inc.
  Convertible Pfd. Series B 8.50%
  (cost $10,500,000)                       420,000           7,770,000


                                         PRINCIPAL
                                           AMOUNT
                                            (000)         U.S. $ VALUE
----------------------------------------------------------------------
TIME DEPOSIT - 1.4%
Bank of New York
  5.625%, 10/02/95
  (cost $11,138,000)                       $11,138        $ 11,138,000

TOTAL INVESTMENTS - 107.2%
  (cost $846,945,706)                                      869,496,120
Other assets less liabilities - (7.2%)                     (57,741,417)

NET ASSETS - 100%                                         $811,754,703


* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(a)  Coupon consists of 4.00% cash payment and 4.00% paid-in-kind.

(b)  Non-income producing security.

(c)  Coupon consist of 3.00% cash payment and 3.8125% paid-in-kind.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e) The redemption value of this security is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.

(f) The redemption value of these securities is linked to the change in the bid price of the referenced emerging market debt.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995 these securities amounted to $27,941,250 or 3.4% of net assets.

(h)  Restricted security.

(I) Security will have an increased interest rate of 1/2% until registration under Rule 144A of the Securities Act of 1933 becomes effective. At that time, interest will accrue at the rate shown.


     Glossary of Terms:
     DCB   Debt conversion bond.
     FRB   Floating rate bond. Stated interest rate in effect at September 30,
           1995.
     FRN   Floating rate note. Stated interest rate in effect at September 30,
           1995.
     IAB   Interest arrears bond.
     IE    Interest equalization.
     PDI   Past due interest.
     VRN Variable rate note. Stated interest rate in effect at September 30, 1995.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995 (UNAUDITED)   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $846,945,706)         $869,496,120
  Receivable for investment securities sold                         36,492,692
  Interest receivable                                               24,329,949
  Deferred organization expenses and other assets                       83,404
  Total assets                                                     930,402,165

LIABILITIES
  Due to custodian                                                       7,976
  Payable for investment securities purchased                      117,675,334
  Advisory fee payable                                                 663,204
  Administrative fee payable                                            99,481
  Accrued expenses and other liabilities                               201,467
  Total liabilities                                                118,647,462

NET ASSETS
  (equivalent to $11.35 per share, based on 71,535,274
    shares outstanding)                                           $811,754,703

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    715,353
  Additional paid-in capital                                       983,149,672
  Undistributed net investment income                                1,774,761
  Accumulated net realized loss on investments                    (196,450,324)
  Net unrealized appreciation of investments and other assets       22,565,241
                                                                  -------------
                                                                  $811,754,703

NET ASSET VALUE PER SHARE                                               $11.35


See notes to financial statements.


7



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
(UNAUDITED)                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                           $48,289,462
  Dividends                                              446,250    $48,735,712

EXPENSES
  Advisory fee                                         3,822,279
  Administrative fee                                     573,342
  Custodian                                              173,845
  Transfer agency                                        160,543
  Taxes                                                  125,976
  Audit and legal                                         41,036
  Registration                                            36,528
  Printing                                                21,926
  Directors' fees                                         10,664
  Amortization of organization expenses                    3,023
  Miscellaneous                                           37,720
  Total expenses                                                      5,006,882
  Net investment income                                              43,728,830

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                        6,088,917
  Net change in unrealized depreciation of investments and
    other assets                                                    119,820,214
  Net gain on investments                                           125,909,131

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $169,637,961


See notes to financial statements.


8



STATEMENT OF CHANGES
IN NET ASSETS                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

                                                 SIX MONTHS ENDED
                                                   SEP. 30,1995     YEAR ENDED
                                                    (UNAUDITED)   MARCH 31,1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 43,728,830  $  82,068,447
  Net realized gain (loss) on investment
    transactions                                      6,088,917   (251,236,720)
  Net change in unrealized depreciation of
    investments and other assets                    119,820,214     90,659,718
  Net increase (decrease) in net assets
    from operations                                 169,637,961    (78,508,555)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income              (41,954,069)   (82,068,447)
  Distributions in excess of net investment income           -0-   (15,520,836)
  Distribution from net realized gain on investments         -0-   (15,412,493)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
    of common stock                                  17,503,739     30,133,909
  Total increase (decrease)                         145,187,631   (161,376,422)

NET ASSETS
  Beginning of period                               666,567,072    827,943,494
  End of period                                    $811,754,703   $666,567,072


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995 (UNAUDITED)   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. On July 15, 1993, the Fund sold 7,200 shares of common stock for $100,440 to Alliance Capital Management L.P. (the 'Adviser'). The Fund commenced operations on July 28, 1993. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Because of the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so that the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and are being amortized on a straight-line basis through July, 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with tax regulations.

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets. Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the 'Administrator'), a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $1,803,696,783 and $1,706,023,675, respectively, for the six months ended September 30, 1995.

At September 30, 1995, the cost of investments for federal income tax purposes was $861,822,656. Accordingly, gross unrealized appreciation of investments was $28,807,873 and gross unrealized depreciation of investments was $21,119,582, resulting in net unrealized appreciation of $7,688,291. At March 31, 1995, the Fund had a capital loss carryforward of approximately $99,700,000 which expires in the year 2003.


10



                                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.
Of the 71,535,274 shares outstanding at September 30, 1995, the Adviser owned 7,200 shares. During the six months ended September 30, 1995, and the year ended March 31, 1995, the Fund issued 1,603,672 and 2,700,756 shares respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks, which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE F: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                 NET INCREASE
                                             NET REALIZED         (DECREASE)
                                            AND UNREALIZED       IN NET ASSETS
                         NET INVESTMENT     GAIN (LOSS) ON      RESULTING FROM       MARKET PRICE
                             INCOME          INVESTMENTS          OPERATIONS            ON NYSE
                       ----------------  -------------------  ------------------   -----------------
                         TOTAL     PER       TOTAL     PER       TOTAL     PER
QUARTER ENDED            (000)    SHARE      (000)    SHARE      (000)    SHARE      HIGH      LOW
--------------------   -------   ------  ----------  -------  ---------  -------   -------   -------
September 30, 1995     $20,878    $ .29  $  25,542   $  .36   $ 46,420   $  .65    $11.375   $10.750
June 30, 1995           22,851      .33    100,367     1.43    123,218     1.76    $11.750   $10.250
                       $43,729    $ .62  $ 125,909   $ 1.79   $169,638   $ 2.41

March 31, 1995         $21,256    $ .29  $ (91,260)  $(1.31)  $(70,004)  $(1.02)   $11.125   $ 9.000
December 31, 1994       21,618      .32   (107,085)   (1.56)   (85,467)   (1.24)   $12.250   $10.000
September 30, 1994      20,269      .30     74,278     1.08     94,547     1.38    $12.875   $11.625
June 30, 1994           18,925      .28    (36,510)    (.53)   (17,585)    (.25)   $13.625   $11.500

                       $82,068    $1.19  $(160,577)  $(2.32)  $(78,509)  $(1.13)


11



FINANCIAL HIGHLIGHTS             ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                    SIX MONTHS ENDED             JULY 28, 1993*
                                       SEP. 30,1995   YEAR ENDED        TO
                                        (UNAUDITED)   MAR.31,1995   MAR.31,1994
                                        ------------  ------------  -----------
Net asset value, beginning of period        $9.53        $12.31      $13.93(a)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .62(d)       1.19(d)      .77
Net realized and unrealized gain (loss)
  on investments and other assets            1.79         (2.32)      (1.28)
Net increase (decrease) in net asset
  value from operations                      2.41         (1.13)       (.51)

LESS: DISTRIBUTIONS
Dividends from net investment income         (.59)        (1.19)       (.77)
Distributions in excess of
  net investment income                        -0-         (.23)       (.10)
Distributions from net realized gain
  on investments                               -0-         (.23)       (.24)
Total dividends and distributions            (.59)        (1.65)      (1.11)
Net asset value, end of period             $11.35        $ 9.53      $12.31
Market value, end of period                $10.875       $10.375     $13.375

TOTAL RETURN
Total investment return based on: (b)
  Market value                              10.56%       (10.08)%     (4.05)%
  Net asset value                           25.62%       (10.26)%     (5.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted) $811,755      $666,567    $827,943
Ratio of expenses to average net assets      1.29%(c)      1.28%       1.26%(c)
Ratio of net investment income to
  average net assets                        11.30%(c)     10.31%       7.62%(c)
Portfolio turnover rate                       238%          274%        192%


*    Commencement of operations.

(a)  Net of offering costs of $.02.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.


12



                                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK
DAVID H. DIEVLER
JOHN H. DOBKIN
WILLIAM H. FOULK, JR.
DR. JAMES M. HESTER
CLIFFORD L. MICHEL
ROBERT C. WHITE

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT

EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II, Inc. for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


13



Alliance World Dollar Government Fund II, Inc.
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II, Inc. is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is 'AWF'. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal and each Saturday in the New York Times and Barron's and other newspapers in a table called 'Closed-End Funds.' Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash. For a copy of the Plan Brochure, please call State Street Bank and Trust Company at 1-800-219-4218.

Alliance World Dollar Government Fund II, Inc.
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital
Mutual funds without the Mystery.SM

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGIISR